Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of OmniAmerican Bancorp, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), we hereby certify, in our capacities of Chief Executive Officer and Chief Financial Officer, respectively, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company as of and for the period covered by this Report.

By:	/s/ Tim Carter
Tim Carter President and Chief Executive Officer March 2, 2012

By:	/s/ Deborah B. Wilkinson
Deborah B. Wilkinson Senior Executive Vice President and Chief Financial Officer March 2, 2012